EXHIBIT 99.8

ENFOTEC, INC.

FINANCIAL STATEMENTS
FOR THE PERIOD JANUARY 1, 2004
THROUGH SEPTEMBER 30, 2004

ENFOTEC, INC.
FINANCIAL STATEMENTS
FOR THE PERIOD JANUARY 1, 2004
THROUGH SEPTEMBER 30, 2004

INDEX TO FINANCIAL STATEMENTS

PAGE(S)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance Sheet as of September 30, 2004	2

Statement of Operations for the Period January 1, 2004 through September 30, 2004	3

Statement of Stockholders’ Equity (Deficit) for the Period January 1, 2004 through September 30, 2004	4

Statement of Cash Flows for the Period January 1, 2004 through September 30, 2004	5

Notes to Financial Statements	6-12

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Enfotec, Inc.
Vienna, Virginia 22182

We have audited the accompanying balance sheet of Enfotec, Inc., as of September 30, 2004 and the related statement of operations, changes in stockholders’ equity (deficit), and cash flows for the period January 1, 2004 to September 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has sustained operating losses and capital deficits as of September 30, 2004. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 5. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enfotec, Inc. as of September 30, 2004, and the results of its operations and its cash flows for the period January 1, 2004 to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Bagell, Josephs, Levine & Company, LLC.
Gibbsboro, New Jersey
December 29, 2005

ENFOTEC, INC.
BALANCE SHEET
SEPTEMBER 30, 2004

ASSETS
2004

CURRENT ASSETS
Cash and cash equivalents	$93
Total current assets	93

PROPERTY AND EQUIPMENT
Equipment	13,350
Less: Accumulated depreciation	(4,674)
Net property and equipment	8,676
TOTAL ASSETS	$8,769

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$168,237
Total current liabilities	168,237

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001 par value; 10,000,000 shares authorized;
zero shares issued and outstanding	—
Common stock, $.001 par value; 20,000,000 shares authorized;
10,052,015 shares issued and outstanding	10,052
Additional paid in capital	390,749
Accumulated deficit	(560,269)
Total stockholders' equity (deficit)	(159,468)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$8,769

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004

2004

REVENUES	$1,275

COST OF GOODS SOLD	710

GROSS PROFIT	565

OPERATING EXPENSES
Professional fees	48,000
Organizational and start-up	18,595
Depreciation and amortization	1,016
Bank charges	22
Total operating expenses	67,633

OTHER INCOME/(EXPENSES)
Relief of liabilities	152,046
Loss on disposal of inventory	(26,927)
Interest expense	(2,882)
Total other income/(expense)	122,237

NET INCOME FROM OPERATIONS AND BEFORE
PROVISION FOR INCOME TAXES	55,169
Provision for income taxes	19,310
NET INCOME APPLICABLE TO COMMON SHARES	$35,859

NET INCOME PER BASIC AND DILUTED SHARES	$0.00

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	9,994,438

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004

					Additional
	Preferred Stock		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
Balance, December 31, 2003	—	—	9,878,650	9,879	373,586	(596,128)	(212,663)

Common shares issued for relief
of accounts payable	—	—	173,365	173	17,163	—	17,336
Net income for the period	—	—	—	—	—	35,859	35,859
Balance, September 30, 2004	—	$—	10,052,015	$10,052	$390,749	$(560,269)	$(159,468)

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004

2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$35,859

Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	1,016
Organizational and start-up costs	17,335
Income tax payable	19,310
Loss on disposal of inventory	26,927
Relief of accounts payable	(117,805)
Total adjustments	(53,217)
Net cash (used in) operating activities	(17,358)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	—
Net cash used in investing activities	—

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock issued for relief of account payable	17,336
Net cash provided by financing activities	17,336

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(22)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	115

CASH AND CASH EQUIVALENTS - END OF PERIOD	$93

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest paid	$—
Income taxes paid	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:
Common stock issued for relief of accounts payable	$17,336
Write off of inventory	$26,927
Write off of organizational and start-up costs	$17,335

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Enfotec, Inc., (the “Company”) was incorporated to conduct business in the State of Delaware on July 16, 2001. The Company has conducted business in the United States (Delaware, California and Minnesota) during the period. The purpose of the Company is to provide disruptive open system based, multi-application security appliances to the security device market.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents. There were no cash equivalents as of September 30, 2004.

The Company maintains cash and cash equivalents balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Years

Computers	3
Equipment	5

Maintenance and repairs are charged to operations when incurred. When assets are sold or otherwise disposed of, the asset accounts and related accumulated depreciation accounts are relieved, and any gain or loss is included in operations.

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Stock-Based Compensation

Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Common Stock Issued For Other Than Cash

Services purchased and other transactions settled in the Company’s stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

Earnings (Loss) Per Share of Common Stock

Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings (Loss) Per Share of Common Stock (Continued)

The following is a reconciliation of the computation for basic and diluted EPS:

Net income	$35,859

Weighted-average common shares
Outstanding (Basic)	9,994,438

Weighted-average common stock
Equivalents
Stock options	—
Warrants	—

Weighted-average common shares
Outstanding (Diluted)	9,994,438

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (continued)

otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

NOTE 2-	EQUIPMENT

Equipment at September 30, 2004 is as follows:

Equipment	$13,350
Less: accumulated depreciation	(4,674)
Net equipment	$8,676

Depreciation expense for the period ended September 30, 2004 was $1,016.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 3-	STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized, at $0.001 par value per share, of which none of the shares of preferred stock has been issued and outstanding as of September 30, 2004.

Common Stock

As of September 30, 2004, the Company has 20,000,000 shares of common stock authorized at $0.001 par value per share, and 10,052,015 issued and outstanding as of September 30, 2004.

The following details the stock transactions for the Company:

On March 31, 2004, the Company issued to Sterne & Co., L.L.C., 173,365 shares of the Company’s common stock pursuant to the terms of a letter titled, “Termination of Treasury Management Services Agreement”. In this letter, the Company noted that payment was to be made for the shares by the cancellation of certain indebtedness owed by the Company to Sterne & Co., L.L.C. pursuant to the terms of the Treasury Management Services Agreement. The Company will apply $17,336, representing the outstanding balance, in payment of shares.

On September 30, 2004, Ariel Way, Inc., issued to the shareholders of the Company, 1,000,000 shares of Ariel Way, Inc., common stock pursuant to the terms of an Agreement and Plan of Merger as a tax-free stock exchange as consideration for the full acquisition of the Company. In addition, on September 30, 2004, Ariel Way, Inc., also issued certain creditors of the Company, 200,000 shares of Ariel Way, Inc., common stock pursuant to the terms of a settlement of certain liabilities of the Company.

NOTE 4-	PROVISIONS FOR INCOME TAXES

The provision for income taxes at September 30, 2004 consists of the following:

Current taxes	$19,310
Deferred taxes	—
Income tax expense	$19,310

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 4-	PROVISIONS FOR INCOME TAXES (CONTINUED)

At September 30, 2004, deferred tax assets approximated the following:

Deferred tax liability	$19,310
Valuation for deferred asset	—
Deferred income taxes	$19,310

At September 30, 2004, the Company had accumulated deficits approximating $560,269, available to offset future taxable income through 2024.

NOTE 5-	GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, the Company has incurred recurring losses and, as shown in the accompanying financial statements, as of September 30, 2004, it had a working capital deficit of approximately $168,144, a cumulative net loss of $560,269 and a stockholders' deficiency of $159,468. These matters raise substantial doubt about the Company's ability to continue as a going concern.

Management believes that the Company will continue to incur net losses and negative cash flows from operating activities through at least the year ending September 30, 2005. In the absence of operating profits and cash flows, management believes the Company will need to limit its expenditures, obtain additional debt or equity financing, obtain agreements with creditors for the conversion of outstanding obligations into preferred or common stock and/or obtain agreements with creditors for their forbearance with respect to past due obligations. Management plans to continue to negotiate the conversion of the Company's obligations and seek additional debt or equity financing through private placements or by other means. It will also continue to seek strategic partners for the Company that can provide it with working capital. The Company has entered into a Plan of Merger Agreement with Ariel Way, Inc. to merge into the Company and become a wholly owned subsidiary. The transaction will be accounted for as a reverse merger.